Exhibit 99.1

Pluralsight Announces Third Quarter 2018 Results

•	Billings grew 44 percent period over period to $72.2 million in Q3 2018

•	Revenue grew 42 percent period over period to $61.6 million in Q3 2018

Silicon Slopes, Utah — October 24, 2018 — Pluralsight (Nasdaq: PS), the enterprise technology learning company, today announced financial results for the third quarter ended September 30, 2018.
“We achieved our sixth consecutive quarter of greater than 50% growth in B2B billings, while demonstrating the inherent levers to profitability in our model,” said Aaron Skonnard, co-founder and CEO of Pluralsight. “Our platform gives tech leaders unprecedented insights into the skill gaps across their organizations, and we provide the tools to close them, enabling enterprises to accelerate innovation.”
Financial Highlights for the Third Quarter 2018

•	Billings - Q3 2018 billings were $72.2 million, an increase of 44% period over period. Q3 2018 billings from business customers were $61.1 million, an increase of 53% period over period.

•	Revenue - Q3 2018 revenue was $61.6 million, an increase of 42% period over period.

•	Gross margin - Q3 2018 gross margin was 75%, compared to 71% in Q3 2017. Q3 2018 non-GAAP gross margin was 77%, compared to 75% in Q3 2017.

•	Net loss per share - GAAP net loss per share for Q3 2018 was $0.23. Adjusted pro forma net loss per share for Q3 2018 was $0.10, compared to $0.39 in Q3 2017.

•
Cash flows - Cash provided by operations was $1.9 million for Q3 2018, compared to cash used in operations of $6.9 million in Q3 2017. Free cash flow improved by $7.9 million in Q3 2018 compared to Q3 2017.

For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.
Financial Outlook
Pluralsight is providing the following financial guidance for the fourth quarter 2018, and the full years 2018 and 2019:
Fourth Quarter 2018 guidance:

•	Revenue is expected to be in the range of $65 million to $66 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.10 to $0.09, assuming weighted-average shares outstanding of approximately 133.0 million.
Full Year 2018 guidance:

•	Revenue is expected to be in the range of $230 million to $231 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.63 to $0.60, assuming weighted-average shares outstanding of approximately 100.5 million.
Full Year 2019 guidance:

•	Revenue is expected to be in the range of $295 million to $310 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.34 to $0.26, assuming weighted-average shares outstanding of approximately 138.5 million.
Guidance for non-GAAP financial measures excludes equity-based compensation, amortization of acquired intangible assets, and loss on debt extinguishment. Pluralsight has not reconciled its expectations as to adjusted pro forma net loss per share to their most directly comparable GAAP measures because certain items cannot be reasonably predicted. Accordingly, a reconciliation for expectations of adjusted pro forma net loss per share is not available without unreasonable effort.
Conference Call Information
Pluralsight will host a conference call for analysts and investors to discuss its third quarter 2018 results and outlook for its fourth quarter 2018, and the full years 2018 and 2019, today at 2:30 p.m., Mountain time (4:30 p.m. Eastern time).

Date:	Wednesday, October 24
Time:	2:30 p.m. MT (4:30 p.m. ET)
Webcast:	https://investors.pluralsight.com/
Dial-in number:	(877) 350-6732 or (629) 228-0693, conference ID: 1166607
A live audio webcast of the conference call will also be accessible from the Pluralsight website at investors.pluralsight.com. A telephonic replay of the call will be available three hours after the call, will run for seven days, and may be accessed by dialing (855) 859-2056 or (404) 537-3406 and entering the passcode 1166607.
About Pluralsight
Pluralsight is an enterprise technology learning platform that delivers a unified, end-to-end learning experience for businesses across the globe. Through its subscription service, companies are empowered to move at the speed of technology, increasing proficiency, innovation and efficiency. Founded in 2004, brought online in 2011, and trusted by Fortune 500 companies, Pluralsight provides subscribers with on-demand access to a digital ecosystem of learning tools, including adaptive skill tests, directed learning paths, expert-authored courses, interactive labs and live mentoring.
Pluralsight and the Pluralsight logo are trademarks of Pluralsight, LLC in the United States and in jurisdictions throughout the world.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties, including statements regarding our future financial and operating performance, including our financial outlook for the fourth quarter 2018, and the full years 2018 and 2019. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: the pace of market adoption of cloud-based learning solutions; our ability to expand our course library and develop new platform features; competition; our ability to attract and retain customers; our ability to increase sales of subscriptions to our platform to customers; our ability to expand our sales and marketing capabilities; and general market, political, economic, and business conditions.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our final prospectus filed with the SEC on May 17, 2018 (File No. 333-224301), which is available on our website at investors.pluralsight.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Key Business Metrics
Billings. Billings represents total revenue plus the change in deferred revenue in the period, as presented in our condensed consolidated statements of cash flows. Billings in any particular period represents amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both existing and new customers. We use billings from business customers and our percentage of billings from business customers to measure and monitor our ability to sell subscriptions to our platform to business customers.
Non-GAAP Financial Measures
Pluralsight has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Pluralsight uses the non-GAAP financial measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, adjusted pro forma net loss, adjusted pro forma net loss per share and free cash flow in analyzing its financial results and believes that the use of these metrics is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Pluralsight’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.

Non-GAAP gross profit. We define non-GAAP gross profit as gross profit plus equity-based compensation and amortization related to acquired intangible assets.
Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit divided by our revenue.
Non-GAAP operating loss. We define non-GAAP operating loss as loss from operations plus equity-based compensation and amortization of acquired intangible assets.
Adjusted pro forma net loss and adjusted pro forma net loss per share. We define adjusted pro forma net loss as net loss attributable to Pluralsight, Inc. adjusted for the reallocation of loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc. and further adjusted for equity-based compensation, amortization of acquired intangible assets, and loss on debt extinguishment. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc.
Free cash flow. We define free cash flow as cash provided by (used in) operating activities less purchases of property and equipment and purchases of our content library.

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue	$61,553	$43,286	$164,769	$119,416
Cost of revenue(1)(2)	15,331	12,582	46,107	35,678
Gross profit	46,222	30,704	118,662	83,738
Operating expenses(1)(2):
Sales and marketing	41,392	29,410	109,792	70,254
Technology and content	17,227	12,448	47,045	33,979
General and administrative	17,398	19,094	48,138	34,773
Total operating expenses	76,017	60,952	204,975	139,006
Loss from operations	(29,795)	(30,248)	(86,313)	(55,268)
Other (expense) income:
Interest expense	(342)	(3,252)	(6,476)	(8,376)
Loss on debt extinguishment	—	—	(4,085)	(1,882)
Other income, net	654	55	689	124
Loss before income taxes	(29,483)	(33,445)	(96,185)	(65,402)
Provision for income taxes	(254)	(90)	(506)	(216)
Net loss	$(29,737)	$(33,535)	$(96,691)	$(65,618)
Less: Net loss attributable to non-controlling interests	(15,578)	—	(28,284)	—
Net loss attributable to Pluralsight, Inc.	$(14,159)	$(33,535)	$(68,407)	$(65,618)
Less: Accretion of Series A redeemable convertible preferred units	—	(34,375)	(176,275)	(57,200)
Net loss attributable to common shares	$(14,159)	$(67,910)	$(244,682)	$(122,818)
Net loss per share, basic and diluted(3)	$(0.23)		$(0.41)
Weighted-average common shares used in computing basic and diluted net loss per share(3)	62,472		62,400

(1) Includes equity-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Cost of revenue	$40	$5	$86	$15
Sales and marketing	4,372	631	9,343	2,010
Technology and content	2,790	499	5,839	1,489
General and administrative	8,842	11,762	21,704	15,474
Total equity-based compensation	$16,044	$12,897	$36,972	$18,988

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations (cont.)
(in thousands)
(unaudited)

(2) Includes amortization of acquired intangible assets as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Cost of revenue	$880	$1,642	$6,803	$4,926
Sales and marketing	—	161	389	483
Technology and content	176	176	529	528
General and administrative	—	27	—	81
Total amortization of acquired intangible assets	$1,056	$2,006	$7,721	$6,018

(3) Represents net loss per share of Class A common stock and weighted-average shares of Class A common stock outstanding for the periods following the reorganization transactions and Pluralsight, Inc.'s initial public offering.

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Key Business Metrics

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Billings	$72,243	$50,005	$192,959	$134,917
Billings from business customers	$61,143	$39,920	$161,018	$105,092
% of billings from business customers	85%	80%	83%	78%

Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$46,222	$30,704	$118,662	$83,738
Equity-based compensation	40	5	86	15
Amortization of acquired intangible assets	880	1,642	6,803	4,926
Non-GAAP gross profit	$47,142	$32,351	$125,551	$88,679
Gross margin	75%	71%	72%	70%
Non-GAAP gross margin	77%	75%	76%	74%

Reconciliation of loss from operations to non-GAAP operating loss:
Loss from operations	$(29,795)	$(30,248)	$(86,313)	$(55,268)
Equity-based compensation	16,044	12,897	36,972	18,988
Amortization of acquired intangible assets	1,056	2,006	7,721	6,018
Non-GAAP operating loss	$(12,695)	$(15,345)	$(41,620)	$(30,262)

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Adjusted pro forma net loss per share
Numerator:
GAAP net loss attributable to common shares	$(14,159)	$(67,910)	$(244,682)	$(122,818)
Accretion of Series A redeemable convertible preferred units	—	34,375	176,275	57,200
Reallocation of net loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for Class A common stock	(15,578)	—	(28,284)	—
Equity-based compensation	16,044	12,897	36,972	18,988
Amortization of acquired intangibles	1,056	2,006	7,721	6,018
Loss on debt extinguishment	—	—	4,085	1,882
Adjusted pro forma net loss	$(12,637)	$(18,632)	$(47,913)	$(38,730)
Denominator:
Weighted-average shares of Class A common stock outstanding	62,472	—	31,314	—
Weighted-average LLC Units of Pluralsight Holdings that are convertible into Class A common stock	68,734	47,922	58,529	47,831
Adjusted pro forma weighted-average common shares outstanding, basic and diluted	131,206	47,922	89,843	47,831

Adjusted pro forma net loss per share	$(0.10)	$(0.39)	$(0.53)	$(0.81)

Reconciliation of net cash provided by (used in) operating activities to free cash flow:
Net cash provided by (used in) operating activities	$1,934	$(6,866)	$(14,283)	$(10,816)
Less: Purchases of property and equipment	(2,002)	(1,434)	(6,576)	(4,459)
Less: Purchases of content library	(841)	(540)	(2,345)	(1,769)
Free cash flow	$(909)	$(8,840)	$(23,204)	$(17,044)

PLURALSIGHT, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$208,626	$28,267
Accounts receivable, net	47,801	38,229
Prepaid expenses and other current assets	8,037	5,125
Total current assets	264,464	71,621
Property and equipment, net	22,503	22,457
Content library, net	7,547	13,441
Intangible assets, net	1,935	2,854
Goodwill	123,119	123,119
Other assets	2,080	2,928
Total assets	$421,648	$236,420
Liabilities, redeemable convertible preferred units, and stockholders' equity/members’ deficit
Current liabilities:
Accounts payable	$6,834	$6,029
Accrued expenses	31,415	26,514
Accrued author fees	9,331	7,879
Deferred revenue	130,555	103,107
Total current liabilities	178,135	143,529
Deferred revenue, net of current portion	8,649	8,194
Long-term debt	—	116,037
Facility financing obligation	7,500	7,513
Other liabilities	1,090	458
Total liabilities	195,374	275,731
Redeemable convertible preferred units	—	405,766
Stockholders' equity/members’ deficit:
Preferred stock	—	—
Class A common stock	6	—
Class B common stock	6	—
Class C common stock	1	—
Additional paid-in capital	443,182	—
Members’ capital	—	—
Accumulated other comprehensive (loss) income	(34)	25
Accumulated deficit	(335,863)	(445,102)
Total stockholders' equity attributable to Pluralsight, Inc./members' deficit	107,298	(445,077)
Non-controlling interests	118,976	—
Total stockholders' equity/members' deficit	226,274	(445,077)
Total liabilities, redeemable convertible preferred units, and stockholders' equity/members’ deficit	$421,648	$236,420

PLURALSIGHT, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Operating activities
Net loss	$(29,737)	$(33,535)	$(96,691)	$(65,618)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	1,973	1,741	6,331	4,367
Amortization of acquired intangible assets	1,056	2,006	7,721	6,018
Amortization of course creation costs	507	379	1,437	1,050
Equity-based compensation	16,044	12,897	36,972	18,988
Provision for doubtful accounts	135	172	493	360
Amortization of debt discount and debt issuance costs	—	768	1,215	1,074
Debt extinguishment costs	17	—	4,197	931
Deferred tax benefit	(34)	—	(98)	—
Changes in assets and liabilities:
Accounts receivable	(11,687)	(4,553)	(10,352)	(2,720)
Prepaid expenses and other assets	868	11	(2,990)	(3,204)
Accounts payable	1,516	1,060	928	2,388
Accrued expenses and other liabilities	9,751	5,080	6,912	8,721
Accrued author fees	835	389	1,452	1,328
Deferred revenue	10,690	6,719	28,190	15,501
Net cash provided by (used in) operating activities	1,934	(6,866)	(14,283)	(10,816)
Investing activities
Purchases of property and equipment	(2,002)	(1,434)	(6,576)	(4,459)
Purchases of content library	(841)	(540)	(2,345)	(1,769)
Net cash used in investing activities	(2,843)	(1,974)	(8,921)	(6,228)
Financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	332,080	—
Payments of costs related to initial public offering	(3,998)	(175)	(7,083)	(175)
Borrowings of long-term debt	—	—	20,000	115,000
Repayments of long-term debt	—	—	(137,710)	(85,000)
Payments of debt extinguishment costs	(17)	—	(2,179)	—
Payments of debt issuance costs	—	(28)	(450)	(837)
Payments to settle equity appreciation rights	—	—	(325)	—
Taxes paid related to net share settlement	—	—	(78)	—
Proceeds from the issuance of common units	—	3,114	—	3,136
Redemption of incentive units	—	(2,801)	—	(2,801)
Payments of facility financing obligation	(5)	(4)	(13)	(12)
Net cash (used in) provided by financing activities	(4,020)	106	204,242	29,311
Effect of exchange rate change on cash, cash equivalents, and restricted cash	(50)	14	(136)	38
Net (decrease) increase in cash, cash equivalents, and restricted cash	(4,979)	(8,720)	180,902	12,305
Cash, cash equivalents, and restricted cash, beginning of period	214,358	40,422	28,477	19,397
Cash, cash equivalents, and restricted cash, end of period	$209,379	$31,702	$209,379	$31,702

Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$208,626	$31,492	$208,626	$31,492
Restricted cash included in other assets	753	210	753	210
Total cash, cash equivalents, and restricted cash	$209,379	$31,702	$209,379	$31,702

Investor Relations Contact:
Mark McReynolds
Investor Relations
Pluralsight
801-784-9007
mark-mcreynolds@pluralsight.com

Media Contact:
DJ Anderson
Communications/Press
Pluralsight
801-784-9007
dj@pluralsight.com